EXHIBIT 21.1
WEINGARTEN REALTY INVESTORS
LIST OF SUBSIDIARIES OF THE REGISTRANT

Subsidiary	State of Incorporation
1935 West Gray Holdings LLC	Delaware
1935 West Gray LLC	Texas
2503 McCue, LLC	Texas
Boulevard Market Place Acquisition Company, LLC	Delaware
Cumberland Potranco Joint Venture	Texas
Driscoll at River Oaks, LLC	Delaware
Eastex Venture	Texas
High House Holdings LLC	Delaware
Jackson West Holdings, LLC	Delaware
Las Tiendas Holdings, LLC	Delaware
Main/O.S.T., Ltd.	Texas
Mansell Crossing Retail LP	Delaware
Northcross Holdings, LLC	Delaware
Pineapple Commons Retail LP	Delaware
Preston Shepard Retail LP	Delaware
RGC Starr Retail, Ltd.	Texas
Roswell Corners Holdings LLC	Delaware
Shary Retail, Ltd.	Texas
Strategic Retail Partners II, L.L.C.	Delaware
U.S. Fire & Indemnity Company	Vermont
Utah-WRI Holdings, L.L.C.	Delaware
Village Center Partners, LLC	Delaware
VPBH Associates, L.P.	Texas
WB Retail Sub GP LLC	Delaware
Weingarten 1815 S. 10th JV	Texas
Weingarten Aurora Inc.	Colorado
Weingarten DRC Clermont, LLC	Florida
Weingarten Herndon Plaza JV	Delaware
Weingarten I-4 Clermont Landing, LLC	Florida
Weingarten I-4 St. Augustine EV, LLC	Florida
Weingarten Las Tiendas JV	Texas
Weingarten Lowry Inc.	Colorado
Weingarten Maya Tropicana, LLC	Delaware
Weingarten NAP GP, LLC	Delaware
Weingarten NAP, LP	Delaware
Weingarten Newquist, LLC	Delaware
Weingarten Nolana JV	Texas
Weingarten Northcross JV	Texas
Weingarten Nostat, Inc.	Texas
Weingarten Realty Management Company	Texas
Weingarten Shary Crossing JV	Texas
Weingarten Shary North JV	Texas
Weingarten Shary South JV	Texas
Weingarten Sheridan II LLC	Colorado
Weingarten Sheridan LLC	Colorado

Subsidiary	State of Incorporation
Weingarten Sleiman, LLC	Delaware
Weingarten Starr Plaza JV	Texas
Weingarten Stoneridge, LLC	Delaware
Weingarten Tenth-Jackson West JV	Texas
Weingarten Thorncreek Inc.	Colorado
Weingarten/Investments, Inc.	Texas
Weingarten/Miller/Aurora II LLC	Colorado
Weingarten/Miller/Fiest, LLC	Delaware
Weingarten/Miller/Lowry II LLC	Colorado
Weingarten/Monvis LLC	Arizona
WNI/Tennessee Holdings, Inc.	Delaware
WNI/Tennessee, L.P.	Delaware
WRI 151 Ingram GP, LLC	Delaware
WRI 151 Ingram LP	Delaware
WRI 2200 Westlake LP	Delaware
WRI Brookwood Marketplace, LLC	Delaware
WRI Camp Creek Marketplace II, LLC	Delaware
WRI Charleston Commons Holdings, LLC	Delaware
WRI Charleston Commons, LLC	Delaware
WRI Cumberland GP, LLC	Texas
WRI Cumberland, LP	Texas
WRI Edgewater Marketplace, LLC	Delaware
WRI Fiesta Trails Holdings, LLC	Texas
WRI Fiesta Trails, LP	Texas
WRI Freedom Centre, L.P.	Delaware
WRI Galleria Holdings, LLC	Delaware
WRI Galleria, LLC	Delaware
WRI Gateway Alexandria, LLC	Delaware
WRI Golden State, LLC	Delaware
WRI GP I, Inc.	Texas
WRI Greenhouse LP	Delaware
WRI Hilltop Village, LLC	Delaware
WRI Independence Plaza, LLC	Delaware
WRI Jackson West, LP	Delaware
WRI Jess Ranch Venture	Texas
WRI JT Flamingo Pines, LP	Delaware
WRI JT GP, LLC	Delaware
WRI JT Hollywood Hills I GP, LLC	Delaware
WRI JT Hollywood Hills I, LP	Delaware
WRI JT Hollywood Hills II GP, LLC	Delaware
WRI JT Hollywood Hills II, LP	Delaware
WRI JT Northridge, LP	Delaware
WRI JT Pembroke Commons, LP	Delaware
WRI JT Princeton Lakes GP, LLC	Delaware
WRI JT Princeton Lakes, LP	Delaware
WRI JT Retail Holdings GP, LLC	Delaware
WRI JT Retail Holdings, LP	Delaware
WRI JT Tamiami Trail, LP	Delaware
WRI Lakeside Marketplace, LLC	Delaware

Subsidiary	State of Incorporation
WRI Las Tiendas, LP	Delaware
WRI Madera Village Holdings, LLC	Delaware
WRI Madera Village, LLC	Delaware
WRI Madison Village, LP	Delaware
WRI Mueller, LLC	Texas
WRI North American Properties, L.P.	Delaware
WRI North Decatur, LLC	Delaware
WRI North Towne, LLC	Delaware
WRI Northcross, LP	Texas
WRI Oak Grove Market Center, LLC	Delaware
WRI Retail Pool I, L.P.	Texas
WRI Ridgeway, LLC	Delaware
WRI River Hill Tower, LLC	Delaware
WRI Roswell Corners, LLC	Delaware
WRI Roswell Crossing, LLC	Delaware
WRI Seminole Holdings, LLC	Delaware
WRI Seminole II, LLC	Delaware
WRI Seminole Marketplace, LLC	Delaware
WRI Shoppes at Bears Path, LLC	Delaware
WRI Shoppes of South Semoran Holdings, LLC	Delaware
WRI Shoppes of South Semoran, LLC	Delaware
WRI Southern Industrial Pool LLC	Delaware
WRI Summit REIT, LP	Delaware
WRI Trautmann, L.P.	Delaware
WRI Wellington Green, LLC	Delaware
WRI West Gate South, L.P.	Texas
WRI Western Queen Anne LLC	Delaware
WRI Western Retail Partners GP, LLC	Delaware
WRI Western Retail Partners LP	Delaware
WRI Western Retail REIT LP	Delaware
WRI Westgate Industrial Holdings LLC	Texas
WRI Westgate Industrial LP	Texas
WRI/BIT Retail JV, LP	Delaware
WRI/High House LLC	Delaware
WRI/Lone Star, Inc.	Texas
WRI/Louisiana Holdings, Inc.	Delaware
WRI/Raleigh L.P.	Delaware
WRI/TEXLA, LLC	Louisiana
WRI/West Jordan LLC	Delaware
WRI-AEW Lone Star Retail Portfolio, LLC	Delaware
WRI-GDC Englewood, LLC	Delaware
WRI-JAMESTOWN Retail Venture, LP	Delaware
WRI-RET GP, LLC	Delaware
WRI-SRP Indian Harbour, LLC	Delaware
WRI-SRP Paradise Isle Holdings, LLC	Delaware
WRI-SRP Paradise Isle, LLC	Delaware
WRI-SRP Sunrise West, LLC	Delaware
WRI-TC East Lake Woodlands, LLC	Delaware
WRI-TC International Drive Value Center, LLC	Delaware

Subsidiary	State of Incorporation
WRI-TC Marketplace at Dr. Phillips, LLC	Delaware
WRI-TC Palm Lakes Plaza, LLC	Delaware
WRI-URS Clackamas, LLC	Delaware
WRI-URS Meridian, LLC	Delaware
WRI-URS Mukilteo Speedway, LLC	Delaware
WRI-URS Rainier Valley, LLC	Delaware
WRI-URS Raleigh Hills, LLC	Delaware
WRI-URS South Hill, LLC	Delaware
WS Atlantic West, LLC	Delaware
WS Kernan Village, LLC	Delaware
WT Florida Ventures, LLC	Delaware